Exhibit 10.42

Execution Version
SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of February 23, 2024 (the “Sixth Amendment Effective Date”), is by and among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Corporation (bry), a Delaware corporation (the “Parent” and, together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Parent, the Administrative Agent, the Issuing Bank and the Lenders are parties to that certain Credit Agreement, dated as of August 26, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of December 8, 2021, that certain Second Amendment to Credit Agreement and Limited Consent and Waiver dated as of May 2, 2022, that certain Third Amendment to Credit Agreement dated as of May 27, 2022, that certain Fourth Amendment dated as of May 10, 2023, and that certain Fifth Amendment dated as of November 3, 2023, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.     The parties hereto desire to enter into this Sixth Amendment to, among other things, amend the Credit Agreement as set forth herein effective as of the Sixth Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.
Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.
2.1 Additional Defined Terms. Section 1.02 of the Credit Agreement is hereby amended to add thereto in appropriate alphabetical order the following defined terms which shall read in their respective entireties as follows:
“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of the Sixth Amendment Effective Date, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.
“Sixth Amendment Effective Date” means February 23, 2024.

2.2 Amended Defined Term. The definitions of “Free Cash Flow” and “Loan Document” set forth in Section 1.02 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:
o“Free Cash Flow” means, for any fiscal quarter for which financial statements have been delivered (for purposes of Section 9.04(c)), (a) EBITDAX (without regard for any pro forma adjustments for Material Acquisitions or Material Dispositions) for such fiscal quarter minus (b) the increase (or plus the decrease) in Working Capital from the previous fiscal quarter (except any increase or decrease in Working Capital due to the reclassification of liabilities from short-term liabilities to long-term liabilities or vice versa) minus (c) the sum, in each case without duplication, of the following amounts paid during such fiscal quarter: (i) voluntary and scheduled cash prepayments and repayments of Debt during such fiscal quarter, in each case, which cannot be reborrowed pursuant to the terms of such Debt (and for the avoidance doubt, in the case of a voluntary or a mandatory prepayment of Borrowings, solely to the extent such prepayment is accompanied by a simultaneous and equivalent reduction in the Commitments), (ii) the aggregate amount actually paid in cash by the Loan Parties during such fiscal quarter on account of capital expenditures, (iii) interest expense paid in cash during such fiscal quarter, (iv) taxes paid in cash during such fiscal quarter, (v) exploration expenses paid in cash during such fiscal quarter, (vi) Restricted Payments made in cash (other than to the Borrower or any Guarantor and other than Restricted Payments made pursuant to Section 9.04(e)) during such fiscal quarter, (vii) Investments made in cash (other than any such Investments (A) to any Loan Party or any Restricted Subsidiary thereof to the extent permitted under this Agreement or (B) to Designated Basic NewCo to the extent permitted under Section 9.05(r) of this Agreement) during such fiscal quarter and (viii) to the extent not included in the foregoing and added back in the calculation of EBITDAX (other than Material Acquisitions or Material Dispositions) for such fiscal quarter, any other cash charge that reduces the earnings of the Loan Parties except, in the case of each of the foregoing clauses in this definition, to the extent financed with proceeds of issuances of any Equity Interests or capital contributions other than proceeds from Disqualified Capital. Notwithstanding anything to the contrary herein, amounts (1) consisting of the cash purchase price (not to exceed $53,000,000 in the aggregate) paid by the Loan Parties in the third fiscal quarter of 2023 to acquire Macpherson Energy Corporation and any of its subsidiaries and (2) consisting of the cash purchase price (not to exceed $33,000,000 in the aggregate) paid by the Loan Parties in the fourth fiscal quarter of 2023 to acquire additional working interests, in each case, shall be disregarded in the calculation of Free Cash Flow for purposes of Section 9.04(e).
“Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Letter of Credit Fee Letters, the Security Instruments, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and any certificate or fee letter delivered under, or in connection with, this Agreement by or on behalf of the Borrower or any other Loan Party.
Section 3.Conditions Precedent. The effectiveness of this Sixth Amendment is subject to the following:

3.1 Counterparts. The Administrative Agent shall have received counterparts of this Sixth Amendment from the Loan Parties and the Lenders constituting at least the Required Lenders.
3.2 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 4.Miscellaneous.
4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Sixth Amendment, and this Sixth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Sixth Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (iv) agrees, with respect to Parent, that its guarantee under Article XIII of the Credit Agreement remains in full force and effect with respect to the Guaranteed Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to this Sixth Amendment, except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Sixth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Sixth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Sixth Amendment, no Event of Default exists.
4.3 Counterparts. Delivery of an executed counterparty of a signature page of this Sixth Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
4.4 No Oral Agreement. THIS SIXTH AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5 Governing Law. THIS SIXTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.
4.7 Severability. Any provision of this Sixth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.8 Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.9 Loan Document. This Sixth Amendment constitutes a Loan Document under and as defined in the Credit Agreement.
[Signature Pages Follow.]

The parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

BORROWER:    BERRY PETROLEUM COMPANY, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: CFO

PARENT:    BERRY CORPORATION (BRY)
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: CFO

[Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

ADMINISTRATIVE AGENT:            JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By:     /s/ Michael A. Harvey
Name: Michael A. Harvey
Title: Authorized Officer
    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

LENDERS:                        KEYBANK NATIONAL                                         ASSOCIATION, as a Lender

By:     /s/ George McKean
Name: George McKean
Title: Senior Vice President

    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            BOKF, NA as a Lender

By:     /s/ Sonja Bruce
Name: Sonja Bruce
Title: SVP
    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            TRI COUNTIES BANK, as a Lender

By:     /s/ Jennifer Meadors
Name: Jennifer Meadors
Title: VP – Senior Portfolio Manager
    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            CAPITAL ONE, NATIONAL                         ASSOCIATION, as a Lender

By:     /s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Senior Director
    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            CATHAY BANK, as a Lender

By:     /s/ Dale T Wilson
Name: Dale T Wilson
Title: Senior Vice President
    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

            GOLDMAN SACHS LENDING                         PARTNERS LLC, as a Lender

By:     /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory
    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]

    MACQUARIE BANK LIMITED,
as a Lender

By:     /s/ Charlie Pickard
Name: Charlie Pickard
Title: Executive Director

By:     /s/ Simon Berkett
Name: Simon Berkett
Title: Division Director

(MBL POA #3322 dated 18 January 2023, signed in London)
    [Signature Page to Sixth Amendment to Credit Agreement – Berry Petroleum Company, LLC]